Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”) dated as of June 7, 2023 (the “Effective Date”) is entered into by and among Candel Therapeutics, Inc., a Delaware corporation f/k/a Advantagene, Inc. (“Candel”), having a place of business at 117 Kendrick Street, Suite 450, Needham, MA 02494, PeriphaGen, Inc, a Delaware corporation (“PeriphaGen”), having a place of business at 2403 Sidney Street, Suite 255, Pittsburgh, PA 15203, and PeriphaGen Holdings, Inc., a Delaware corporation (“Holdings”), having a place of business at 2403 Sidney Street, Suite 255, Pittsburgh, PA 15203.

WHEREAS, Candel, PeriphaGen, and Holdings entered into an Exclusive License Agreement as of December 9, 2019 (the “Exclusive License Agreement”);

WHEREAS, a dispute has arisen between Candel and PeriphaGen concerning Candel’s performance of certain obligations under the Exclusive License Agreement;

WHEREAS, Candel has filed an arbitration demand with the American Arbitration Association, Case No. 01-23-0000-1721, and PeriphaGen has filed counterclaims in that proceeding (hereinafter referred to as the “Arbitration”); and

WHEREAS, Candel, PeriphaGen, and Holdings now desire to amend the Exclusive License Agreement in order to resolve their dispute.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

1.
AMENDMENTS TO THE EXCLUSIVE LICENSE AGREEMENT

The Exclusive License Agreement is hereby amended as follows:

1.1
Section 1.11 of the Exclusive License Agreement is hereby amended to read as follows:

“Field” means the treatment, diagnosis, and prevention of oncologic diseases and conditions.

1.2
Section 1.9 of the Exclusive License Agreement is hereby amended to read as follows:

“Excluded Field” shall means all fields of use with the sole exception of the Field.

1.3
Improvements:
1.3.1
Section 1.3 of the Exclusive License Agreement is hereby amended to read as follows:

“Candel Improvements” means Improvement(s) invented or derived by Candel during the Term and prior to April 27, 2022, but not any Improvements invented or conceived after April 27, 2022.

1.3.2
Section 1.25 of the Exclusive License Agreement is hereby amended to read as follows:

“PeriphaGen Improvements” means Improvement(s) invented or derived by PeriphaGen during the Term and prior to April 27, 2022, but not any Improvements invented or conceived after April 27, 2022; and excluding any PeriphaGen Improvement that is the property of Diamyd Medical AB as a result of the performance of the Diamyd Work (as such term is defined in that certain Intellectual Property Assignment Agreement entered into between PeriphaGen, Holdings, and Candel as of December 9, 2019).

1.3.3
Notwithstanding anything to the contrary in the Exclusive License Agreement, Candel hereby grants PeriphaGen a non-exclusive, royalty free, sublicensable, worldwide, perpetual and transferable (through multiple tiers solely in connection with the sale of PeriphaGen and/or Holdings) license to those Candel Improvements reasonably required and solely for PeriphaGen, its licensees, successors or assigns, to develop and commercialize Products in the Excluded Field.
1.3.4
Notwithstanding anything to the contrary in the Exclusive License Agreement, PeriphaGen hereby grants Candel a non-exclusive, royalty free, sublicensable, worldwide, perpetual and transferable (through multiple tiers solely in connection with the sale of Candel) license to those PeriphaGen Improvements reasonably required and solely for Candel, its licensees, successors or assigns, to develop and commercialize Products in the Field.
2.
OTHER PROVISIONS OF THE EXCLUSIVE LICENSE AGREEMENT
2.1
This Amendment is hereby incorporated into and made an integral part of the Exclusive License Agreement. Any capitalized terms used herein without definition shall have the meanings set forth in the Exclusive License Agreement, and any capitalized terms defined herein and used in the Exclusive License Agreement, as amended hereby, shall have the meaning set forth herein. Except as amended hereby, all other provisions of the Exclusive License Agreement shall remain unchanged and in full force and effect.

2.2
Gene Transfer Neuro Assets and NT-3 Assets:

For the avoidance of doubt, all rights relating to Gene Transfer Neuro Assets and NT-3 Assets shall revert to PeriphaGen, and Candel shall have no rights to, or obligations with respect to (including without limitation diligence obligations and payment obligations), Gene Transfer Neuro Assets and NT-3 Assets, and the Exclusive License Agreement is hereby amended to reflect the foregoing, mutandis mutatis.

2.3
Records:

On or before June 21, 2023, Candel shall provide to PeriphaGen all records maintained by Candel pursuant to Section 8.5 of the Exclusive License Agreement.

2.4
Patent Prosecution and Maintenance:
2.4.1
Subject to this Section 2.4.1 and Section 2.4.2, Candel shall remain responsible for, at its sole cost, patent prosecution and maintenance for Licensed IP Rights in the Field and the Excluded Field pursuant to Section 10 of the Exclusive License Agreement.
2.4.2
From and after the Effective Date, PeriphaGen shall be responsible for and shall control, at its sole cost, the preparation, filing, prosecution and maintenance of Patents and patent applications set forth on Exhibit A (the “PeriphaGen NT-3 Patent Rights”).
2.4.3
Notwithstanding anything to the contrary in this Amendment, Candel shall retain its license rights under the Exclusive License Agreement (including with respect to the PeriphaGen NT-3 Patent Rights), provided that Candel is not otherwise in breach of the Exclusive License Agreement.
3.
MASTER CELL BANK
3.1
Within [***] days after the Effective Date, Candel shall deliver the following:
3.1.1
[***] vials from the Candel 5B4 Master Cell Bank (collectively, the “Master Cell Bank”) to PeriphaGen or to a Third Party (which Third Party will be approved by Candel in writing in advance) storage facility identified by PeriphaGen, such delivery to be at PeriphaGen’s sole cost and expense for freight and insurance; and
3.1.2
True, correct and complete copies of the following documents relating to the Master Cell Bank: completed batch records; information sufficient to describe the manufacture of the Master Cell Bank; passage number for each vial of the Master Cell Bank; Certificates of Analysis, Conformance, Deviation and/or Investigation for the Master Cell Bank; any Quality Assurance statements, GMP statements, or BSE/TSE statements for the

Master Cell Bank; Certificates of Analysis of raw materials used in manufacturing the Master Cell Bank; and reports of all testing carried out on the Master Cell Bank (sterility, adventitious agents, identity, mycoplasma, viability, recovery, etc.) (collectively, the “Records”), all of the foregoing to be delivered to PeriphaGen. The Parties shall cooperate in good faith with respect to delivery of the Records and such other information relating to the Master Cell Bank that PeriphaGen may reasonably request.
3.2
Within [***] days after the Effective Date, Candel shall take all steps, and pay all expenses, necessary to ensure that when the Master Cell Bank and associated documentation are delivered pursuant to Section 3.1 above, they will be fully compliant with the Good Manufacturing Practice regulations promulgated by the United States Food and Drug Administration. Within [***] days after the Effective Date, Candel shall provide written confirmation to PeriphaGen that it has taken all such steps and paid all such expenses. In the event that any vial of the Master Cell Bank as delivered to PeriphaGen is not sterile, viable, free of adventitious agents, and recoverable, PeriphaGen shall provide any applicable tests to Candel demonstrating the same and Candel shall replace such vial with a new vial of the Master Cell Bank within [***] days.
3.3
Candel hereby grants to PeriphaGen a non-exclusive, fully paid-up, royalty free, license, with the right to grant sublicenses subject to Section 3.3.3 below, to use the Master Cell Bank and the Records to conduct research and to develop, make, have made, use, have used, offer for sale, sell, have sold, export, and import PeriphaGen Products in the Territory for use in the Excluded Field. “PeriphaGen Products” means any product that is made, used, sold, offered for sale, exported, or imported that uses, incorporates, is derived from, or is developed with the Master Cell Bank or the Records. The Master Cell Bank and the Records will remain Candel’s sole and exclusive property and Confidential Information, subject to the limited right of use granted to PeriphaGen herein. Candel acknowledges and agrees that PeriphaGen shall own all Registrations for PeriphaGen Products in the Excluded Field in each country in the Territory. Except for the limited rights of use of the Master Cell Bank and the Records granted to PeriphaGen in this Section 3, nothing in this Amendment or the Exclusive License Agreement will be construed to confer any rights to PeriphaGen with respect to the Master Cell Bank or the Records (including any rights to use the Master Cell Bank or the Records in the Field), whether by implication, estoppel, or otherwise.
3.3.1
In the event Candel terminates the Exclusive License Agreement because of a material breach thereof by PeriphaGen, PeriphaGen will return to Candel or destroy, at Candel’s sole discretion, the Master Cell Bank and the Records. In the event the Exclusive License Agreement is terminated for any reason other than a material breach thereof by PeriphaGen, then PeriphaGen may retain the Master Cell Bank and the Records, and the license granted in Section 3.3 shall continue in perpetuity.

3.3.2
PeriphaGen may assign the license granted in Section 3.3: (a) to an Affiliate of PeriphaGen or (b) in the event that PeriphaGen or Holdings is acquired by or merges with a Third Party.
3.3.3
Each sublicense of the license granted to PeriphaGen in Section 3.3 will be in writing and will be subject and subordinate to, and consistent with, the terms of this Amendment and the Exclusive License Agreement. No such sublicense will diminish, reduce, or eliminate any obligation of PeriphaGen under this Amendment or the Exclusive License Agreement. Each such sublicense will comply with the applicable terms of this Amendment and the Exclusive License Agreement. Any such sublicense granted hereunder that is inconsistent with this Section 3.3.3 will be null and void. PeriphaGen will promptly provide Candel with a true and complete copy of any such sublicense and any amendment or termination thereof.
3.3.4
All rights and licenses granted by Candel under this Section 3 are and shall be deemed to be rights and licenses to “intellectual property,” and the subject matter of this Section 3 is and shall be deemed to be “embodiment[s]” of “intellectual property” for purposes of and as such terms are used in and interpreted under Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. § 365(n) (“Section 365(n)”). PeriphaGen shall have the right to exercise all rights and elections under Section 365(n) and all other applicable bankruptcy laws with respect to this Section 3.
3.4
The Master Cell Bank and the Records are provided “as is,” for experimental purposes only. Further, the Master Cell Bank may have hazardous properties and may be unpredictable in nature, with unknown biological or chemical properties, and should be handled with caution and prudence. Candel makes no representations and extends no warranties of any kind, either express or implied, with respect to the Master Cell Bank and the Records, including express or implied warranties of merchantability, fitness for a particular purpose, or that the use of the Master Cell Bank or the Records will not infringe any patent rights or other proprietary rights of a Third Party.
4.
TERMINATION OF ARBITRATION PROCEEDINGS

Within [***] business days after the Effective Date, counsel for Candel and PeriphaGen shall file appropriate papers with the American Arbitration Association to terminate the Arbitration. Candel and PeriphaGen shall bear their own respective attorneys’ fees and costs in connection with the Arbitration.

5.
RELEASE
5.1
PeriphaGen and its Affiliates (including but not limited to David Krisky and James Wechuck) hereby fully and unconditionally release, acquit, and forever discharge Candel and its Affiliates and their respective principals, directors, officers, members, employees, shareholders, parent entities, subsidiaries, and attorneys from any and all actions, causes of action, claims, demands, liabilities, losses, direct, indirect, or consequential damages, attorneys’ fees, court costs, or any other form of claim or compensation whatsoever, whether in law or equity, known or unknown, asserted or unasserted, foreseen or unforeseen, fixed or contingent, mature or unmatured, liquidated or unliquidated, direct or consequential, from the beginning of time to the Effective Date of this Amendment, to the fullest extent possible and permitted by applicable law, related to, based upon, or arising out of: (a) Candel’s research and development obligations under Section 8.1 of the Exclusive License Agreement; (b) any obligations undertaken by Candel to reimburse James Wechuck or David Krisky for up to [***] for legal fees relating to any allegations that Candel has not been using commercially reasonable efforts in the development of the NT-3 Assets or Gene Transfer Neuro Assets; and (c) Candel’s payment obligations under Section 5 of the Exclusive License Agreement with respect to the NT-3 Assets and Gene Transfer Neuro Assets and any associated reporting obligations with respect thereto under Section 6 of the Exclusive License Agreement.
5.2
For clarity, the release in Section 5.1 of this Amendment shall not apply to, or operate as a release of, any provision of this Amendment. In the event of any conflict, actual or perceived, between the release in Section 5.1 of this Amendment and any other provision of this Amendment, such other provision of this Amendment shall control. Further, the release in Section 5.1 of this Amendment shall apply only to clauses (a)-(c) therein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

PERIPHAGEN HOLDINGS, INC.

By: /s/ David Krisky

Name: David Krisky

Title: President

PERIPHAGEN, INC.

By: /s/ James Wechuck

Name: James Wechuck

Title: Secretary

CANDEL THERAPEUTICS, INC.

By: /s/ Paul Peter Tak

Name: /s/ Paul Peter Tak

Title: President & CEO

[Signature Page to Amendment to Exclusive License Agreement]

Exhibit A

PeriphaGen NT-3 Patent Rights

Country	Application Status	Application No.	Filing Date	Patent No.	Issue Date	Application Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]